UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2023

PIONEER NATURAL RESOURCES COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Hidden Ridge

Irving, Texas 75038

(Address of principal executive offices and zip code)

(972) 444-9001

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	PXD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Merger Agreement

On October 10, 2023, Pioneer Natural Resources Company, a Delaware corporation (the “Company” or “Pioneer”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Exxon Mobil Corporation, a New Jersey corporation (“Parent” or “ExxonMobil”), and SPQR, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Parent (“Merger Sub”). Capitalized terms used and not otherwise defined herein have the meaning set forth in the Merger Agreement, which is attached hereto as Exhibit 2.1.

Merger Structure and Consideration

Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge (the “Merger”) with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of Parent.

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of the Company (the “Common Stock”) outstanding immediately prior to the Effective Time, other than certain excluded shares held by the Company as treasury stock or owned by Parent or Merger Sub, will be converted into the right to receive 2.3234 shares of common stock, without par value, of Parent (“Parent Common Stock”) (together with cash proceeds from the sale of fractional shares, the “Merger Consideration”).

As of the Effective Time, all shares of Common Stock will no longer be outstanding and will automatically be canceled and retired and will cease to exist, and will thereafter represent only the right to receive the Merger Consideration on the terms set forth in the Merger Agreement.

Treatment of Equity Awards

At or immediately prior to the Effective Time, each restricted stock unit (each, a “Company RSU”) (whether vested or unvested, other than those granted on or after October 10, 2023 that remain unvested as of immediately prior to the Effective Time), each Company restricted stock unit issued by the Company to a non-employee member of the Company Board (each, a “Company DSU”) (whether vested or unvested) and each Company performance stock unit (each, a “Company Performance Unit”) (whether vested or unvested) outstanding as of immediately prior to the Effective Time will, without any action on the part of Parent, Merger Sub, the Company or the holder thereof, be canceled and converted into the right to receive the Merger Consideration in respect of the total number of shares of Common Stock subject to each respective Company RSU, Company DSU and Company Performance Unit (with the number of shares of Common Stock subject to each Company Performance Unit determined based on the maximum level of performance), subject to applicable tax withholding. Additionally, each share of restricted Common Stock outstanding as of immediately prior to the Effective Time will become fully vested, the Company will withhold a number of such shares necessary to satisfy any tax withholding, and the remainder of such shares will be converted into the right to receive the Merger Consideration. Each Company RSU granted on or after October 10, 2023 that is outstanding and remains unvested as of immediately prior to the Effective Time will be converted into a number of ExxonMobil restricted stock units equal to the Merger Consideration, multiplied by the total number of shares of Common Stock subject to such Company RSU.

Recommendation of the Company Board of Directors

The Board of Directors of the Company has unanimously (1) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair to and in the best interests of the Company and its stockholders, (2) approved, adopted and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Merger, in accordance with the requirements of the General Corporation Law of the State of Delaware, (3) resolved to recommend adoption of the Merger Agreement by the stockholders of the Company and (4) directed that the Merger Agreement be submitted to the stockholders of the Company for their adoption.

Post-Closing Governance

Immediately following the Effective Time, Scott D. Sheffield, Pioneer’s current Chief Executive Officer, and one current director of Pioneer selected by Pioneer and reasonably acceptable to ExxonMobil will be appointed to ExxonMobil’s Board of Directors.

Conditions to the Merger

The completion of the Merger is subject to satisfaction or waiver of certain customary mutual closing conditions, including (1) the adoption of the Merger Agreement by the Company’s stockholders, (2) the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) (in Parent’s case, without the imposition of any Burdensome Condition), (3) the absence of any injunction or other order issued by a court of competent jurisdiction or applicable law or legal prohibition prohibiting or making illegal the consummation of the Merger (or, in Parent’s case, imposing a Burdensome Condition), (4) the effectiveness of the Registration Statement on Form S-4 to be filed by Parent pursuant to which the shares of Parent Common Stock to be issued in connection with the Merger will be registered with the U.S. Securities and Exchange Commission (the “SEC”), and the absence of any stop order suspending such effectiveness or proceeding for the purpose of suspending such effectiveness being pending before or threatened by the SEC, and (5) approval for listing on the New York Stock Exchange of the shares of Parent Common Stock to be issued in connection with the Merger. The obligation of each party to consummate the Merger is also conditioned upon (1) the other party having performed in all material respects its obligations under the Merger Agreement, (2) the other party’s representations and warranties in the Merger Agreement being true and correct (subject to certain materiality qualifiers) and (3) the other party having not experienced a material adverse effect. “Burdensome Condition” means a material adverse effect on the business, financial condition or results of operations of Parent, the Company and their respective subsidiaries, taken as a whole (for this purpose Parent, the Company and their respective subsidiaries, taken as a whole, being deemed a consolidated group of entities of the size and scale of a hypothetical company that is 100% of the size of the Company and its subsidiaries).

No Solicitation

The Merger Agreement provides that, during the period from the date of the Merger Agreement until the Effective Time or the earlier termination of the Merger Agreement, the Company is subject to certain restrictions on its ability to solicit alternative acquisition proposals from third parties, provide non-public information to third parties and engage in negotiations with third parties regarding alternative acquisition proposals, subject to certain exceptions.

Termination

The Merger Agreement contains termination rights for each of the Company and Parent, including, among others: (1) if the consummation of the Merger does not occur on or before October 10, 2024 (the “End Date”), except that if as of October 10, 2024 ExxonMobil is and has been in in compliance with its covenants related to regulatory matters and the conditions related to applicable regulatory matters and approvals have not been satisfied or waived but all other conditions to closing have been satisfied or waived (or are capable of being satisfied if the closing were then to take place in the case of conditions to be satisfied at the closing), the End Date may be extended by either party to April 10, 2025; and (2) subject to certain conditions, if the Company wishes to terminate the Merger Agreement to enter into a definitive agreement with respect to a superior proposal. Upon termination of the Merger Agreement under specified circumstances, including, among others, the termination by Parent in the event of a change of recommendation by the Board of Directors of the Company or a material breach by the Company of its non-solicitation obligations or by the Company in order to enter into a definitive agreement with respect to a superior proposal, the Company would be required to pay Parent a termination fee of $1,815,000,000.

Other Terms of the Merger Agreement

The Merger Agreement contains customary representations, warranties and covenants for a transaction of this nature. The Merger Agreement also contains customary pre-closing covenants, including the obligation of the Company to conduct its businesses in the ordinary course consistent with past practice and to refrain from taking certain specified actions without the consent of Parent.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent or Merger Sub. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Parent or Merger Sub or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s or Parent’s public disclosures.

Important Information about the Transaction and Where to Find It

In connection with the proposed transaction between ExxonMobil and Pioneer, ExxonMobil and Pioneer will file relevant materials with the SEC, including a registration statement on Form S-4 filed by ExxonMobil that will include a proxy statement of Pioneer that also constitutes a prospectus of ExxonMobil. A definitive proxy statement/prospectus will be mailed to stockholders of Pioneer. This communication is not a substitute for the registration statement, proxy statement or prospectus or any other document that ExxonMobil or Pioneer (as applicable) may file with the SEC in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF EXXONMOBIL AND PIONEER ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement and the proxy statement/prospectus (when they become available), as well as other filings containing important information about ExxonMobil or Pioneer, without charge at the SEC’s Internet website (http://www.sec.gov). Copies of the documents filed with the SEC by ExxonMobil will be available free of charge under the tab “SEC Filings” on the “Investors” page of ExxonMobil’s internet website at www.exxonmobil.com or by contacting ExxonMobil’s Investor Relations Department at investor.relations@exxonmobil.com. Copies of the documents filed with the SEC by Pioneer will be available free of charge on Pioneer’s internet website at https:// investors.pxd.com/investors/financials/sec-filings/. The information included on, or accessible through, ExxonMobil’s or Pioneer’s website is not incorporated by reference into this communication.

Participants in the Solicitation

ExxonMobil, Pioneer, their respective directors and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Pioneer is set forth in its proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on April 13, 2023, in its Form 10-K for the year ended December 31, 2022, which was filed with the SEC on February 23, 2023, in its Form 8-K filed on May 30, 2023, in its Form 8-K filed on April 26, 2023 and in its Form 8-K filed on February 13, 2023. Information about the directors and executive officers of ExxonMobil is set forth in its proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on April 13, 2023, in its Form 10-K for the year ended December 31, 2022, which was filed with the SEC on February 22, 2023, in its Form 8-K filed on June 6, 2023 and in its Form 8-K filed on February 24, 2023. Additional information regarding the participants in the proxy solicitations and a description of their direct or indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials filed with the SEC when they become available.

No Offer or Solicitation

This communication is for informational purposes and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 10, 2023, by and among Pioneer Natural Resources Company, Exxon Mobil Corporation and SPQR, LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

By:	/s/ Mark H. Kleinman
Mark H. Kleinman
Executive Vice President and General Counsel

Date:	October 11, 2023